Rule 497(e)

File No. 333-72511

CALAMOS ADVISORS TRUST

(the “Trust”)

Calamos U.S. Equity Autocallable VIP Fund

(the “Fund”)

Supplement dated August 14, 2026

to the Fund’s Prospectus and Statement of Additional Information, each dated June 23, 2026, as supplemented from time to time

This supplement updates certain information contained in the Fund’s Prospectus and Statement of Additional Information and should be attached to each document and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s Prospectus and Statement of Additional Information.

The Fund previously disclosed that shares of the Fund were not yet available as an investment option under any variable annuity or variable life insurance contract. The Fund is pleased to announce that the Fund’s Class II shares will be available as an investment option for certain variable annuity and variable life insurance contracts issued by one or more insurance companies beginning August 17, 2026. Class II shares of the Fund will be available only to insurance company separate accounts that have entered into participation agreements with the Trust. The availability of the Fund as an investment option will depend on the terms and conditions of the relevant participation agreement and the applicable variable contract.

Class I shares of the Fund are not currently available for purchase. Investors will be notified of the availability of the Fund’s Class I shares through a subsequent supplement to the Fund’s Prospectus and Statement of Additional Information or through other means of notice as required by applicable law. Until such notice is provided, no offers, purchases, or redemptions of Class I shares of the Fund will be accepted.

This supplement is not an offer to sell or a solicitation of an offer to buy shares of the Fund.

Please retain this supplement for future reference.